Subsequent Event	11 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Event
16. Subsequent Event

On March 23, 2018, the Company amended its previous financing arrangement with Glencore. The maturity date of the Convertible Debt and the Non-Convertible Debt was extended to the earlier of March 31, 2019, or the earlier of the availability of at least $100 million of debt or equity financing, or when it is prudent for PolyMet to repay the debt. The interest rate was reduced from 12-month US dollar LIBOR plus 15.0% to 12-month US dollar LIBOR plus 10.0% effective April 1, 2018. The convertibility of the Convertible Debt was extended to March 31, 2019 and 6,458,001 purchase warrants were reissued with an expiration date of March 31, 2019 and an exercise price of $0.8231 per share, both of which were approved by the NYSE American and TSX. All other terms of both the debentures and the warrants described above remain unchanged. In addition, the Company agreed to issue to Glencore secured debentures with a total principal amount of up to $80.0 million at the Company’s option. The debentures bear interest at twelve month US dollar LIBOR plus 10.0% and if issued, are due on the earlier of (i) March 31, 2019 or (ii) the availability of at least $100 million of debt or equity financing or (iii) when it is prudent for PolyMet to repay the debt, on which date all principal and interest accrued to such date will be due and payable. The Tranche P Debenture in the amount of $20.0 million may be issued on or before May 1, 2018. The Tranche Q Debenture in the amount of $15.0 million may be issued on or before August 1, 2018. The Tranche R Debenture in the amount of $20.0 million may be issued on or before September 18, 2018. The Tranche S Debenture in the amount of $15.0 million may be issued on or before November 1, 2018. The Tranche T Debenture in the amount of $10.0 million may be issued on or before December 31, 2018.